PRESS RELEASE
FOR IMMEDIATE RELEASE
April 1, 2015

BLUE DOLPHIN ANNOUNCES IMPROVED FULL YEAR 2014 FINANCIAL RESULTS

Houston, April 1, 2015 / Issuer Direct / -- Blue Dolphin Energy Company (“Blue Dolphin”)(OTCQX:BDCO) today announced financial results for the full year ended December 31, 2014.

2014 Full Year Financial Highlights:

-	Net income of $15.8 million, or $1.51 per share, including an income tax benefit of $5.6 million; and
-	Total EBITDA of $12.6 million and refinery operations EBITDA of $13.8 million.

For the full year 2014, Blue Dolphin reported an increase in net income of $19.6 million to $15.8 million, or $1.51 per share, from a net loss of $3.8 million, or a loss of $0.36 per share, for the full year 2013.  The significant increase in net income in 2014 was primarily attributable to favorable refining margins, improved product mix, and recognition of a net deferred tax asset of $5.7 million. The net deferred tax asset was primarily related to net operating losses generated before and after Blue Dolphin’s reverse acquisition of Lazarus Energy, LLC in 2012, the primary asset of which is the Nixon Facility.

Total earnings before interest, income taxes and depreciation (“EBITDA”) increased $13.9 million to $12.6 million for the full year 2014 from a negative EBITDA of $1.3 million for the same 2013 period.  Refinery operations EBITDA increased $13.2 million to $13.8 million for the full year 2014 from an EBITDA of $0.6 million for the full year 2013 due to improved refining margins.

Total cash flow from operations totaled $7.2 million for the full year 2014 compared to $1.0 million for the full year 2013, representing an increase of $6.2 million.  During 2014, Blue Dolphin repaid $4.6 million of debt, net of new proceeds.

	Years Ended December 31,
	2014	2013
	(in millions)

Total revenue from operations	$387.5	$409.5
Total cost of operations	(377.9)	(413.3)

Income (loss) from operations	9.6	(3.8)

Total other income	0.6	0.1

Income (loss) before income taxes	10.2	(3.7)
Income tax benefit (expense)	5.6	(0.1)
Net income (loss)	15.8	(3.8)

Income (loss) per common share
Basic	$1.51	$(0.36)
Diluted	$1.51	$(0.36)

2014 Full Year Operational Highlights

-	Refinery operating income of $12.8 million; and
-	Refinery operating income per barrel sold of $3.40.

Blue Dolphin’s refinery operations business segment, which represents more than 99% of total operations, consists of crude oil and condensate processing at the 15,000 bpd Nixon Facility, as well as the storage and terminaling of petroleum under third-party lease agreements.  Refinery operating income increased by $13.4 million to $12.8 million for the full year 2014 compared to a refinery operating loss of $0.5 million for the full year 2013.  Refinery operating income per barrel sold increased $3.54 to $3.40 for the full year 2014 from a refinery operating loss per barrel sold of $0.14 for the full year 2013.  The increase in refinery operating income and refinery operating income per barrel sold was the result of improved refining margins.

Key Nixon Facility Operational Metrics

	Year Ended December 31,		Increase
	2014	2013	(Decrease)

Operating Days	333	341	(8)

Downtime	32	24	8

Total refinery throughput(1)
bbls	3,862,351	3,822,128	40,223
bpd	11,599	11,209	390

Total refinery production
bbls	3,788,710	3,743,482	45,228
bpd	11,378	10,978	400

Total refined petroleum product sales
bbls	3,779,677	3,709,294	70,383

Fuel and energy losses
bbls	73,641	78,646	(5,005)
bpd	221	231	(9)

Capacity utilization rate
refinery throughput	77.3%	74.7%	2.6%
refinery production	75.9%	73.2%	2.7%

_______________
(1)	Throughput represents feedstocks. The Nixon Facility’s feedstock consists of crude oil and condensate.

Downtime at the Nixon Facility during 2014 primarily related to a planned maintenance turnaround and repair of an overhead accumulator. Downtime during 2013 primarily related to a planned maintenance turnaround.  Despite operating for fewer days, refinery production increased slightly for 2014 compared to 2013, rising 45,228 barrels ("bbls"), or 400 bbls per day (“bpd”), as the Nixon Facility increased throughput volumes to capitalize on lower crude oil and condensate acquisition costs and increase jet fuel production. Capacity utilization rates improved as a result of increased refinery throughput and refinery production. The nominal decrease in fuel and energy losses of 5,005 bbls, or 9 bpd, was the result of operational efficiency improvements.

Non-GAAP Financial Measures

This press release and its accompanying financial schedules report refinery operating income, refinery operating income per barrel sold, and EBITDA, which are financial measures defined as non-GAAP by the Securities and Exchange Commission (the “SEC”).  These non-GAAP measures are used by management to assess Blue Dolphin's operating results and the effectiveness of its business segments.  Blue Dolphin's financial measures may be different than non-GAAP financial measures used by other companies.  The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles ("GAAP").  An explanation of Blue Dolphin's non-GAAP financial measure and a reconciliation of the financial measure to the GAAP financial measure that Blue Dolphin considers most comparable are presented in "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Performance Measures" and "Part II, Item 8. Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements, Note (4) Business Segment Information" of Blue Dolphin's annual report on Form 10-K for the year ended December 31, 2014, as filed with the SEC on March 31, 2015.

About Blue Dolphin
Blue Dolphin Energy Company (OTCQX: BDCO) is an independent refiner and marketer of refined petroleum products in the Eagle Ford Shale.  Blue Dolphin’s primary business is refinery operations at the 15,000 bpd Nixon Facility, which includes the refining of crude oil and condensate into marketable finished and intermediate products, as well as petroleum storage and terminaling. Blue Dolphin also owns and operates pipeline assets and has leasehold interests in oil and gas properties, which are considered non-core. For additional information, visit Blue Dolphin's corporate website at http://www.blue-dolphin-energy.com.

Contact:
Jonathan P. Carroll
Chief Executive Officer and President
713-568-4725

Certain of the statements included in this press release, which express a belief, expectation or intention, as well as those regarding future financial performance or results, or which are not historical facts, are “forward-looking” statements as that term is defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.  These forward-looking statements are not guarantees of future performance or events and such statements involve a number of risks, uncertainties and assumptions, including but not limited to: our dependence on Lazarus Energy Holdings, LLC (“LEH”) for financing and management of our property and the property of our subsidiaries; capital needs for which our internally generated cash flows and other sources of liquidity may not be adequate; our ability to use net operating loss carryforwards, which are subject to limitation, to offset future taxable income for U.S. federal income tax purposes; dangers inherent in oil and gas operations that could cause disruptions and expose us to potentially significant losses, costs or liabilities and reduce our liquidity; geographic concentration of our assets, which creates a significant exposure to the risks of the regional economy; competition from companies having greater financial and other resources; laws and regulations regarding personnel and process safety, as well as environmental, health and safety, for which failure to comply may result in substantial fines, criminal sanctions, permit revocations, injunctions, facility shutdowns and/or significant capital expenditures; insurance coverage that may be inadequate or expensive; related party transactions with LEH and its affiliates, which may cause conflicts of interest; and loss of executive officers or key employees, as well as a shortage of skilled labor or disruptions in our labor force, which may make it difficult to maintain productivity; and the factors set forth under the heading “Risk Factors” in Part I, Item 1A of Blue Dolphin’s previously filed Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated in the forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Blue Dolphin undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

# # #

Blue Dolphin Energy Company & Subsidiaries

Consolidated Balance Sheets

	December 31,
	2014	2013

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,293,233	$434,717
Restricted cash	1,008,514	327,388
Accounts receivable	8,340,303	13,487,106
Prepaid expenses and other current assets	771,458	333,683
Deposits	68,498	1,219,660
Inventory	3,200,651	4,686,399
Total current assets	14,682,657	20,488,953

Total property and equipment, net	37,371,075	36,388,666
Surety bonds	1,642,000	-
Debt issue costs, net	479,737	498,536
Trade name	303,346	303,346
Deferred tax assets, net	5,928,342	-

TOTAL ASSETS	$60,407,157	$57,679,501

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$12,370,179	$20,783,541
Accounts payable, related party	1,174,168	3,659,340
Notes payable	-	11,884
Asset retirement obligations, current portion	85,846	107,388
Accrued expenses and other current liabilities	2,783,704	1,600,444
Interest payable, current portion	56,039	40,272
Long-term debt, current portion	1,245,476	2,215,918
Deferred tax liabilities	168,236	-
Total current liabilities	17,883,648	28,418,787

Long-term liabilities:
Asset retirement obligations, net of current portion	1,780,924	1,490,273
Deferred revenues and expenses	691,525	-
Long-term debt, net of current portion	10,808,803	13,889,349
Long-term interest payable, net of current portion	1,274,789	1,767,381
Total long-term liabilities	14,556,041	17,147,003

TOTAL LIABILITIES	32,439,689	45,565,790

Commitments and contingencies (Note 22)

STOCKHOLDERS' EQUITY
Common stock ($0.01 par value, 20,000,000 shares authorized;10,599,444 and 10,580,973
shares issued at December 31, 2014 and 2013, respectively)	105,995	105,810
Additional paid-in capital	36,718,781	36,623,965
Accumulated deficit	(8,057,308)	(23,816,064)
Treasury stock, 150,000 shares at cost	(800,000)	(800,000)
Total stockholders' equity	27,967,468	12,113,711

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$60,407,157	$57,679,501

See notes to consolidated financial statements in Blue Dolphin's annual report on Form 10-K for the year ended December 31, 2014.

Blue Dolphin Energy Company & Subsidiaries

Consolidated Statements of Operations

	Years Ended December 31,

	2014	2013

REVENUE FROM OPERATIONS
Refined product sales	$387,304,774	$409,239,747
Pipeline operations	220,200	303,122
Oil and gas sales	-	200
Total revenue from operations	387,524,974	409,543,069

COST OF OPERATIONS
Cost of refined products sold	363,762,292	399,101,182
Refinery operating expenses	10,698,023	10,673,722
Pipeline operating expenses	208,037	163,163
Lease operating expenses	26,428	67,923
General and administrative expenses	1,427,707	1,794,053
Depletion, depreciation and amortization	1,570,962	1,342,563
Abandonment expense	-	63,767
Accretion expense	211,995	112,686

Total cost of operations	377,905,444	413,319,059

Income (loss) from operations	9,619,530	(3,775,990)

OTHER INCOME (EXPENSE)
Tank rental and easement revenue	1,400,898	1,155,064
Interest and other income	47,522	3,105
Interest expense	(892,372)	(1,100,053)
Loss on disposal of property and equipment	(4,400)	-
Total other income	551,648	58,116

Income (loss) before income taxes	10,171,178	(3,717,874)

Income tax benefit (expense)	5,587,578	(89,255)

Net income (loss)	$15,758,756	$(3,807,129)

Income (loss) per common share
Basic	$1.51	$(0.36)

Diluted	$1.51	$(0.36)

Weighted average number of common shares outstanding:
Basic	10,441,464	10,445,883
Diluted	10,441,464	10,445,883

See notes to consolidated financial statements in Blue Dolphin's annual report on Form 10-K for the year ended December 31, 2014.

Blue Dolphin Energy Company & Subsidiaries

Consolidated Statements of Cash Flows

	Years Ended December 31,

	2014	2013
OPERATING ACTIVITIES
Net income (loss)	$15,758,756	$(3,807,129)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depletion, depreciation and amortization	1,570,962	1,342,563
Unrealized gain on derivatives	(488,950)	(143,050)
Deferred taxes	(5,760,106)	-
Amortization of debt issue costs	33,799	33,800
Amortization of intangible assets	-	9,463
Accretion expense	211,995	112,686
Abandonment costs incurred	-	63,767
Common stock issued for services	95,001	100,000
Loss on disposal of assets	4,400	-
Changes in operating assets and liabilities
Restricted cash	(681,126)	(237,795)
Accounts receivable	5,146,803	1,111,649
Prepaid expenses and other current assets	(437,775)	(105,369)
Deposits and other assets	(505,838)	16,787
Inventory	1,485,748	(2,385,707)
Accounts payable, accrued expenses and other liabilities	(6,770,318)	2,846,834
Accounts payable, related party	(2,485,172)	2,065,319
Net cash provided by operating activities	7,178,179	1,023,818

INVESTING ACTIVITIES
Capital expenditures	(1,720,156)	(1,477,729)
Proceeds from sale of assets	-	201,000
Net cash used in investing activities	(1,720,156)	(1,276,729)

FINANCING ACTIVITIES
Proceeds from issuance of debt	-	5,750,611
Payments on long-term debt	(6,226,521)	(5,274,106)
Proceeds from notes payable	2,000,000	15,032
Payments on notes payable	(372,986)	(224,805)
Net cash provided by (used in) financing activities	(4,599,507)	266,732
Net increase in cash and cash equivalents	858,516	13,821

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	434,717	420,896
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,293,233	$434,717

Supplemental Information:
Non-cash operating activities
Reduction in accounts receivable in exchange for treasury stock received	$-	$800,000
Surety bond funded by seller of pipeline interest	$850,000	$-
Non-cash investing and financing activities:
New asset retirement obligations	$300,980	$-
Changes in estimates of existing ARO obligations	$-	$592,415
Financing of capital expenditures via capital lease	$536,635	$-
Accrued services payable converted to common stock	$-	$50,000
Interest paid	$1,369,197	$791,536

See notes to consolidated financial statements in Blue Dolphin's annual report on Form 10-K for the year ended December 31, 2014.

Blue Dolphin Energy Company & Subsidiaries

GAAP to Non-GAAP Reconciliation

Refinery Operating Income and Refinery Operating Income Per Barrel Sold.  The following table provides a reconciliation of refinery operating income and refinery operating income per barrel sold to refined petroleum product sales, cost of refined petroleum products sold, and refinery operating expenses for the periods indicated. For a reconciliation of refined petroleum product sales to total revenue from operations for our consolidated operations, see “Part II, Item 8. Financial Statements and Supplementary Data – Consolidated Statements of Operations” of this report.

	December 31,
	2014	2013

Total refined petroleum product sales	$387,304,774	$409,239,747
Less:
Cost of refined petroleum products sold	(363,762,292)	(399,101,182)
Refinery operating expenses	(10,698,023)	(10,673,722)
	(374,460,315)	(409,774,904)

Refinery operating income	$12,844,459	$(535,157)

Total refined petroleum product sales (bbls)	3,779,677	3,709,294

Refinery operating income per bbl sold	$3.40	$(0.14)

EBITDA.  EBITDA should be considered in conjunction with net income (loss) and other performance measures such as operating cash flows.  Following is a reconciliation of EBITDA, capital expenditures, and identifiable assets by business segment for the year ended December 31, 2014 (and at December 31, 2014) and the year ended December 31, 2013 (and at December 31, 2013):

	Year Ended December 31, 2014
	Segment
	Refinery Pipeline		Corporate &
	Operations	Transportation	Other	Total
Revenue	$387,304,774	$220,200	$-	$387,524,974
Less: Operation cost(1)	(374,613,154)	(483,262)	(1,242,466)	(376,338,882)
Other non-interest income	1,130,065	270,833	-	1,400,898
EBITDA	$13,821,685	$7,771	$(1,242,466)	$12,586,990

Depletion, depreciation and amortization				(1,570,962)
Interest expense, net				(844,850)

Income before income taxes				$10,171,178

Capital expenditures	$1,720,156	$-	$-	$1,720,156

Identifiable assets(2)	$50,950,050	$3,028,719	$6,428,388	$60,407,157
________________________
(1)
Operation cost within the “Refinery Operations” and “Pipeline Transportation” segments includes related general, administrative, and accretion expenses.  Operation cost within “Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as accounting fees, director fees and legal expense.

(2)	Identifiable assets contain related legal obligations of each business segment including cash, accounts receivable and recorded net assets.

	Year Ended December 31, 2013
	Segment
	Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total
Revenue	$409,239,747	$303,322	$-	$409,543,069
Less: Operation cost(1)	(409,800,285)	(524,051)	(1,652,160)	(411,976,496)
Other non-interest income	1,113,397	41,667	-	1,155,064
EBITDA	$552,859	$(179,062)	$(1,652,160)	$(1,278,363)

Depletion, depreciation and amortization				(1,342,563)
Interest expense, net				(1,096,948)

Loss before income taxes				$(3,717,874)

Capital expenditures	$1,477,729	$-	$-	$1,477,729

Identifiable assets(2)	$54,470,723	$2,399,467	$809,311	$57,679,501
_____________
(1)
Operation cost within the “Refinery Operations” and “Pipeline Transportation” segments includes related general, administrative, and accretion expenses.  Operation cost within “Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as accounting fees, director fees and legal expense.

(2)	Identifiable assets contain related legal obligations of each business segment including cash, accounts receivable and recorded net assets.

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